Exhibit 99.6

MONTEREY CAPITAL ACQUISITION CORP.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  188019 Monterey Capital Acquisition Corp. Rev2 Proxy Card - Front PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/ montereycapital/2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2024. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK  EASY PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MONTEREY CAPITAL ACQUISITION CORP. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2024, in connection with the Special Meeting to be held at a.m., local time, at and hereby appoints Bala Padmakumar and Vivek Soni, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Monterey Capital Acquisition Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE. (Continued and to be marked, dated and signed on the other side)

188019 Monterey Capital Acquisition Corp. Rev2 Proxy Card - Back Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on , 2024, at xx:00 a.m. Eastern Time: The Notice and the accompanying Proxy Statement are available at https://www.cstproxy.com/montereycapital/2024 5. Proposal No. 5 — Advisory Governing Documents Proposal C — that an amendment to the Current Charter to, with respect to the bylaws, authorize the amendment, alteration, repeal or adoption by the affirmative vote of at least two-thirds of the voting power of the then outstanding shares of capital stock of New ConnectM entitled to vote generally in an election of directors voting together as a single class, be approved. 6. Proposal No. 6 — Advisory Governing Documents Proposal D — that an amendment to the Current Charter to authorize that any or all of members of the New ConnectM board of directors may be removed from office at any time with cause by the affirmative vote of the holders of at least two-thirds (662∕3%) of the voting power of all the then outstanding shares of voting stock entitled to vote at an election of directors, be approved. 7. Proposal No. 7 — The Incentive Plan Proposal — to approve the ConnectM Technology Solutions, Inc. 2023 Equity Incentive Plan be effective upon the consummation of the Business Combination. 8. Proposal No. 8 — The Nasdaq Proposal — to approve, for purposes of complying with Nasdaq Listing Rule 5635 (a) and (b), the issuance of more than 20% of the issued and outstanding shares of MCAC common stock and the resulting change in control in connection with the Merger. 9. Proposal No. 9 — The Adjournment Proposal — to approve the adjournment of the Special Meeting by the chairman thereof to a later date or dates, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event MCAC does not receive the requisite stockholder vote to approve the foregoing proposals or MCAC determines that one or more of the closing conditions under the Merger Agreement is not satisfied or waived. 1. Proposal No. 1 – The Business Combination Proposal — to approve the transactions contemplated under the Agreement and Plan of Merger, dated as of December 31, 2022 (the “Merger Agreement”), by and among Monterey Capital Acquisition Corporation (“MCAC”), Chronos Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of MCAC (“Merger Sub”), and ConnectM Technology Solutions, Inc., a Delaware corporation (“ConnectM”), as amended on October 12, 2023 and April 12, 2024, pursuant to which Merger Sub will merge with and into ConnectM (the “Merger”) with ConnectM surviving the Merger as a wholly owned subsidiary of MCAC (“New ConnectM”) (the transactions contemplated by the Merger Agreement, the “Business Combination”). 2. Proposal No. 2 — The Charter Amendment Proposal, including the Advisory Charter Amendment Proposals — to approve the proposed amended and restated certificate of incorporation of MCAC (the “Proposed Charter”), to, among other things, change MCAC’s name to “ConnectM Technology Solutions, Inc.”, amend certain provisions related to authorized capital stock, the required vote to amend MCAC’s amended and restated certificate of incorporation, dated May 10, 2022, as amended November 6, 2023 (the “Current Charter”), and bylaws, and director removal, and to divide the board of directors into three classes, with one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term, in each case, to be effective upon the consummation of the Business Combination (we refer to such proposal as the “Charter Amendment Proposal”). Advisory Governing Documents Proposals — to consider and vote upon, as a non-binding advisory basis, the following governance proposals regarding the Proposed Charter and bylaws, and the following material differences between the Current Charter and the Proposed Charter and bylaws: 3. Proposal No. 3 — Advisory Governing Documents Proposal A — that an amendment to the Current Charter to amend the authorized share capital of New ConnectM to be 110,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of New ConnectM common stock, par value $0.0001 per share and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share, be approved. 4. Proposal No. 4 — Advisory Governing Documents Proposal B — that an amendment to the Current Charter authorize any action required or permitted to be taken by the stockholders of New ConnectM which must be taken at an annual or special meeting of the New ConnectM stockholders; provided, however, that any action required or permitted to be taken by the holders of New ConnectM preferred stock may be effected by written consent so long as the written consent is signed by the holders of outstanding shares of the relevant series of New ConnectM preferred stock having no less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, be approved. Signature_________________________________ Signature, if held jointly_________________________________ Date___________2024. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. CONTROL NUMBER FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Please mark your votes like this X PROXY MONTEREY CAPITAL ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.